Convertible Debt	12 Months Ended
Dec. 31, 2012
Convertible Debt [Abstract]
Convertible Debt

6. Convertible Debt

In June 2012, the Company received financing in the amount of $750,000 in exchange for convertible notes that were convertible into common stock of the Company. Interest was compounded annually at a rate of 8% and was due with principal in October 2012 upon the maturity of the notes. In October 2012, the notes and accrued interest of $12,132 were converted to common stock at a conversion price of $1.66 per share, resulting in the issuance of 457,872 shares of common stock. The notes were convertible at 75% of the price per share at which shares of the common stock were sold pursuant to a qualified offering, as defined in the convertible note agreements. Upon conversion, the Company recorded $254,000 of additional interest expense which was equal to the intrinsic value of the beneficial conversion feature. See Note 10.